Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

Dated as of November 21, 2011

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Amendment”) is made as of the “Amendment No. 1 Effective Date” (as defined below) by and among GARDNER DENVER, INC. (the “Borrower”), GD FIRST (UK) LIMITED, a limited company organized under the laws of England and Wales (the “UK Borrower”), and GARDNER DENVER HOLDINGS GMBH & CO. KG, a limited partnership organized under the laws of Germany (the “German Borrower,” and together with the Borrower and the UK Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof as lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A., individually as a Lender, as LC Issuer, and Swing Line Lender and as agent (the “Agent”) for the Lenders under that certain Credit Agreement dated as of September 19, 2008 by and among the Borrowers, the Lenders and the Agent (as such may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrowers, the Lenders, the LC Issuer, the Swing Line Lender and the Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

WHEREAS, the Lenders party hereto and the Agent are willing to amend the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:

1. Amendment to Credit Agreement. Effective as of the Amendment No. 1 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1. Article I of the Credit Agreement is amended to add the following new definitions thereto in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of November 21, 2011, by and among the Borrowers, the Lenders party thereto and the Agent.

“Amendment No. 1 Effective Date” means November 21, 2011.

“Incremental Term Loan” means any term loan made in accordance with the terms and conditions of Section 2.27.

“Initial Term Loans” is defined in Section 2.3(a) hereof.

“2011 Term Loans” is defined in Section 2.3(a) hereof.

“2011 Term Loan Tranche Commitment” means, for each applicable Lender, the obligation of such Lender to make its 2011 Term Loan in Dollars pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite its name on Schedule 1(d) hereto under the heading “2011 Term Loan Tranche Commitment”.

1.2. Article I of the Credit Agreement is amended to restate the following existing definitions in their entirety as follows:

“Aggregate Term Loan Commitment” means the aggregate of the Term Loan Dollar Tranche Commitments, the Term Loan Euro Tranche Commitments, the 2011 Term Loan Tranche Commitments and any commitments in respect of Incremental Term Loans.

“Applicable Margin” means, with respect to a Loan for any day, the applicable percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

Leverage Ratio:			Applicable Margin:
Greater than	But Less than or Equal to	Eurocurrency Loans which are Revolving Loans	Eurocurrency Loans which are Term Loans (other than 2011 Term Loans)	Floating Rate Loans (other than 2011 Term Loans)	Eurocurrency Loans which are 2011 Term Loans	Floating Rate Loans which are 2011 Term Loans
—	0.75	1.20%	1.50%	0.25%	1.25%	0.25%
0.75	1.50	1.65%	2.00%	0.75%	1.50%	0.50%
1.50	2.25	2.10%	2.50%	1.25%	1.75%	0.75%
2.25	3.00	2.30%	2.75%	1.50%	2.00%	1.00%
3.00	—	2.50%	3.00%	1.75%	2.25%	1.25%

The Applicable Margin for new as well as outstanding Loans shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Parent Borrower’s compliance certificate delivered with the Parent Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that before receipt by the Agent of the Parent Borrower’s compliance certificate delivered with the Parent Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1 for the fiscal quarter ending December 31, 2008, the Applicable Margin for (a) Eurocurrency Loans which are Revolving Loans shall be 2.10%, (b) Eurocurrency Loans which are Term Loans shall be 2.50% and (c) Floating Rate Loans shall be 1.25% (unless, in each case, such financial statements for the fiscal quarter ending on or about September 30, 2008 demonstrate that a higher rate per annum in accordance with the preceding pricing grid should have been applicable during such period, in which case such higher rate per annum shall be effective five Business Days after the Agent has received such September 30, 2008 financial statements); provided, further, that, with respect to the 2011 Term Loans, before receipt by the Agent of the Parent Borrower’s compliance certificate delivered with the Parent Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1 for the fiscal quarter ending December 31, 2011, the Applicable Margin for (a) Eurocurrency Loans which are 2011 Term Loans shall be 1.50% and (b) Floating

Rate Loans which are 2011 Term Loans shall be 0.50% (unless, in each case, such financial statements for the fiscal quarter ending on or about December 31, 2011 demonstrate that a higher rate per annum in accordance with the preceding pricing grid should have been applicable during such period, in which case such higher rate per annum shall be effective five Business Days after the Agent has received such December 31, 2011 financial statements); and provided, further, that if the Parent Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for any reason, then the Applicable Margin for (a) Eurocurrency Loans which are Revolving Loans shall be 2.50%, (b) Eurocurrency Loans which are Term Loans (other than 2011 Term Loans) shall be 3.00%, (c) Floating Rate Loans (other than 2011 Term Loans) shall be 1.75%, (d) Eurocurrency Loans which are 2011 Term Loans shall be 2.25% and (e) Floating Rate Loans which are 2011 Term Loans shall be 1.25%, in each case effective until five Business Days after such compliance certificate and financial statements are received by the Agent.

“Maturity Date” means October 15, 2013.

“Percentage” means, with respect to any Lender, the percentage obtained by dividing (A) the sum of such Lender’s Term Loans and Revolving Loan Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the aggregate amount of all of the Term Loans and the Aggregate Revolving Loan Commitment at such time; provided, however, if all of the Commitments are terminated pursuant to the terms of this Agreement, then “Percentage” means the percentage obtained by dividing (i) the sum of (a) such Lender’s Term Loans and the Dollar Amount of such Lender’s Revolving Loans, plus (b) such Lender’s share of the obligation to purchase participations in Swing Line Loans, plus (c) such Lender’s share of the obligation to purchase participations in Facility LCs by (ii) the sum of (a) the aggregate amount of all Term Loans and the Dollar Amount of Revolving Loans plus (b) the aggregate amount of all Swing Line Loans, plus (c) the aggregate outstanding Dollar Amount of all Facility LCs.

“Term Loan Commitment” means, for each applicable Lender, the obligation of such Lender to make its Term Loans pursuant to the terms and conditions of this Agreement, and which shall not exceed the Term Loan Dollar Tranche Commitment, the Term Loan Euro Tranche Commitment, the 2011 Term Loan Tranche Commitment, and any commitment in respect of Incremental Term Loans, as applicable, of such Lender.

“Term Loan Dollar Tranche Commitment” means, for each applicable Lender, the obligation of such Lender to make its Initial Term Loan in Dollars pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite its name on Schedule 1(a) hereto under the heading “Term Loan Dollar Tranche Commitment,” as such amount may be modified from time to time pursuant to the terms hereof. For the avoidance of doubt, it is understood and agreed that the Term Loan Dollar Tranche Commitments terminated on the Term Loan Funding Date.

“Term Loan Euro Tranche Commitment” means, for each applicable Lender, the obligation of such Lender to make its Initial Term Loan in euro pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite its name on Schedule 1(a) hereto under the heading “Term Loan Euro Tranche Commitment,” as such amount may be modified from time to time pursuant to the terms hereof. For the avoidance of doubt, it is understood and agreed that the Term Loan Euro Tranche Commitments terminated on the Term Loan Funding Date.

“Term Loan Funding Date” means the date on which the Initial Term Loans were funded, which date was October 20, 2008.

“Term Loan Percentage” means, with respect to any Term Loan Lender, the percentage obtained by dividing (A) the sum of such Term Loan Lender’s Term Loans at such time by (B) the sum of the aggregate amount of all of the Term Loans at such time.

“Term Tranche” means the tranche of Term Loans under the Term Loan Dollar Tranche Commitments, the Term Loan Euro Tranche Commitments, the 2011 Term Loan Tranche Commitments and/or any commitment in respect of Incremental Term Loans, as applicable.

“Term Tranche Percentage” means, with respect to any Term Loan Lender under a Term Tranche, the percentage obtained by dividing (A) the sum of such Term Loan Lender’s Term Loans under such Term Tranche at such time by (B) the sum of the aggregate amount of all of the Term Loans under such Term Tranche at such time.

1.3. Section 2.3(a) of the Credit Agreement is hereby restated in its entirety as follows:

“(a) Generally. Subject to the terms and conditions set forth in this Agreement, each applicable Term Loan Lender (i) has made on the Term Loan Funding Date term loans in the applicable currency to the Parent Borrower in an aggregate amount equal to such Lender’s Term Loan Dollar Tranche Commitment and Term Loan Euro Tranche Commitment (in each case, if any) (each individually, an “Initial Term Loan” and, collectively, the “Initial Term Loans”), (ii) severally agrees to make on the Amendment No. 1 Effective Date term loans in Dollars to the Parent Borrower in an aggregate amount equal to such Lender’s 2011 Term Loan Tranche Commitment (if any) (each individually, a “2011 Term Loan” and, collectively, the “2011 Term Loans”) and (iii) severally agrees to make on the applicable funding date term loans in the applicable currency to the applicable Borrower(s) in an aggregate amount equal to such Lender’s commitment in respect of such Incremental Term Loans (if any) in accordance with the terms and conditions of Section 2.27 (each of the loans described in the foregoing clauses (i), (ii) and (iii) individually, a “Term Loan” and, collectively, the “Term Loans”). Each such Initial Term Loan was previously made on the Term Loan Funding Date by each applicable Term Loan Lender. Each such 2011 Term Loan made on the Amendment No. 1 Effective Date by a Term Loan Lender shall be made to the Parent Borrower and shall be denominated in Dollars in an amount equal to its 2011 Term Loan Tranche Commitment. Each such Incremental Term Loan made on the applicable funding date by a Term Loan Lender shall be made to the applicable Borrower and denominated in the applicable currency in an amount equal to its Term Loan Commitment in respect of such Incremental Term Loans (if any). All Term Loans shall be made by the Term Loan Lenders on the Term Loan Funding Date, the Amendment No. 1 Effective Date or any other applicable funding date in accordance with the terms and conditions of Section 2.27, as applicable, simultaneously and proportionately to their respective Term Loan Percentages and Term Tranche Percentages, it being understood that no Term Loan Lender shall be responsible for any failure by any other Term Loan Lender to perform its obligation to make any Term Loan hereunder nor shall the Term Loan Commitment of any Term Loan Lender be increased or decreased as a result of any such failure.”

1.4. Section 2.3(b) of the Credit Agreement is hereby restated in its entirety as follows:

“(b) Borrowing Notice. The applicable Borrower shall execute and deliver to the Agent a Borrowing Notice no later than three (3) Business Days prior to the applicable funding date in respect of the applicable Term Loans. Such Borrowing Notice shall specify (i) the aggregate amount of the Term Loans being requested (which shall be (x) in respect of the 2011 Term Loans, equal to the 2011 Term Loan Tranche Commitments and (y) in respect of any Incremental Term Loans, equal to the aggregate commitments in respect of such Incremental Term Loans) and (ii) instructions for the disbursement of proceeds of such Term Loans. Any Borrowing Notice given pursuant to this Section 2.3(b) shall be irrevocable.”

1.5. Section 2.3(c) of the Credit Agreement is hereby restated in its entirety as follows:

“(c) Making of Term Loans. Promptly after receipt of the Borrowing Notice under Section 2.3(b) in respect of any Term Loans, the Agent shall notify each applicable Term Loan Lender by telecopy, or other similar form of transmission, of the proposed Advance. Each applicable Term Loan Lender shall deposit an amount equal to its Term Loan Percentage of such Term Loans with the Agent at its Eurocurrency Payment office, in immediately available funds, on the applicable funding date in respect of the applicable Term Loans, as specified in the Borrowing Notice. Subject to the fulfillment of the conditions precedent set forth in Sections 4.1 and 4.3 in respect of the Initial Term Loans, Section 3 of Amendment No. 1 in respect of the 2011 Term Loans or the conditions precedent in respect of any Incremental Term Loans, as applicable, the Agent shall make the proceeds of such amounts received by it available to the Parent Borrower at the Agent’s Eurocurrency Payment office on such date and shall disburse such proceeds in accordance with the Parent Borrower’s disbursement instructions set forth in such Borrowing Notice. The failure of any applicable Term Loan Lender to deposit the amount described above with the Agent on such date shall not relieve any other applicable Term Loan Lender of its obligations hereunder to make its Term Loan on such date.”

1.6. Section 2.3(d)(i) of the Credit Agreement is hereby amended to (x) replace each reference to “Term Loans” therein with a reference to “Initial Term Loans” in each case and (y) delete the last paragraph thereof (which begins “Notwithstanding the foregoing”) in its entirety.

1.7. Section 2.3(d) of the Credit Agreement is hereby amended to insert new clauses (ii) and (iii) therein immediately following the existing clause (i) thereof as follows:

“(ii) The 2011 Term Loans shall be repaid by the Parent Borrower in seven (7) consecutive quarterly installments beginning on March 31, 2012 and one (1) final installment on the Maturity Date (it being understood and agreed that no Non-U.S. Subsidiary Borrower shall be liable to repay any 2011 Term Loans). Each payment shall be due and payable on the last Business Day of the applicable calendar quarter and shall be denominated in Dollars. The 2011 Term Loans shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. The seven (7) consecutive quarterly installments shall each be in an amount equal to 2.5% of the aggregate 2011 Term Loan Tranche Commitments.

(iii) Incremental Term Loans shall be repaid on terms and conditions as are separately agreed to by the applicable Borrower(s) and the applicable Term Loan Lenders who have made such Incremental Term Loans to such Borrower(s).”

1.8. Section 2.4(d) of the Credit Agreement is hereby amended to (x) delete the “(i)” immediately prior to the reference to “each mandatory prepayment” therein and (y) insert the word “ratably” immediately following the reference to “the then remaining installments of the Term Loans” therein.

1.9. Section 4.1 of the Credit Agreement is hereby amended to (x) insert the word “applicable” immediately prior to the reference to “Term Loan Lenders” in the first line thereof and (y) insert the word “Initial” immediately prior to the reference to “Term Loans” in the second line thereof.

1.10. Section 4.1B of the Credit Agreement is hereby restated in its entirety as follows:

“4.1B. [Intentionally Omitted].”

1.11. Section 6.2 of the Credit Agreement is hereby amended to (x) insert the word “Initial” immediately prior to reference to “Term Loans” in the fourth line thereof and (y) insert “or otherwise consented to by the Required Lenders” immediately following the reference to “and other Acquisitions permitted by Section 6.15 hereof” appearing in the fourth and fifth lines thereof.

1.12. Section 6.15 of the Credit Agreement is hereby amended to (x) re-designate clause (xiv) thereof as clause (xv) thereof and (y) insert new clause (xiv) therein immediately following the existing clause (xiii) thereof as follows:

“(xiv) The Acquisition of Robuschi S.p.A.”

1.13. Section 6.17(v) of the Credit Agreement is hereby amended to (x) delete the phrase “,when added to the aggregate amount of all outstanding Investments permitted by clause (x) of Section 6.15,” and (y) replace “$150,000,000” with “$200,000,000”.

1.14. Schedule 1(c) to the Credit Agreement is hereby amended by the addition of the Tax Restructuring set forth on Annex A hereto.

1.15. A new Schedule 1(d) is added to the Credit Agreement as set forth and attached as Annex B hereto.

2. Consent to Acquisition of Robuschi S.p.A and Tax Restructuring. Notwithstanding anything to the contrary in Article VI of the Credit Agreement, the Lenders party hereto hereby consent to the Tax Restructuring and Acquisition of Robuschi S.p.A. and waive any Defaults or Unmatured Defaults that otherwise would result therefrom.

3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective if, and only if the Agent shall have received each of the following:

(a) duly executed signature pages of this Amendment from the Borrowers, the Required Lenders and each Lender with a 2011 Term Loan Tranche Commitment;

(b) a reaffirmation from the Parent Borrower of the Parent Guaranty and from each Subsidiary of the Parent Borrower which is a party to a Subsidiary Guaranty in the form of Exhibit A attached hereto and made a part hereof;

(c) such instruments and documents as the Agent shall reasonably request, including a written opinion of outside counsel to the borrower of the 2011 Term Loans, in form and substance reasonably acceptable to the Agent; and

(d) all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers in connection with this Amendment and under the Credit Documents.

4. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

(a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

(b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and other Credit Documents, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment and the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement.

5. Reference to the Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

(b) Except as previously modified in writing, and as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Costs and Expenses. The Parent Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent’s counsel shall be effective as a counterpart signature and each party executing such a facsimile counterpart shall be deemed to agree to deliver originals to the Agent thereof.

*******

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GARDNER DENVER, INC.

By:	/s/ Michael M. Larsen
Name:	Michael M. Larsen
Title:	Vice President and Chief Financial Officer

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

GARDNER DENVER HOLDINGS GMBH & CO KG

By: its General Partner, Gardner Denver Holdings Verwaltungs GmbH

By:	/s/ Michael M. Larsen
Name:	Michael M. Larsen
Title:	Managing Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

GD FIRST (UK) LIMITED

By:	/s/ Michael M. Larsen
Name:	Michael M. Larsen
Title:	Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as a Lender with a 2011 Term Loan Tranche Commitment, as an LC Issuer, as the Swing Line Lender and as the Agent

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

BANK OF AMERICA, N.A., as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Stephen Bode
Name:	Stephen Bode
Title:	Senior Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

MIZUHO CORPORATE BANK, LTD, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

U.S. BANK, NATIONAL ASSOCIATION, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	A.V.P.

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

UNICREDIT BANK AG, NEW YORK BRANCH
(FKA BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH), as a Lender

By:	/s/ Douglas Riahi
Name:	Douglas Riahi
Title:	Director

By:	/s/ Pranav Surendranath
Name:	Pranav Surendranath
Title:	Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Meredith Jermann
Name:	Meredith Jermann
Title:	Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender and as a Lender with a Revolving Loan Commitment

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

SCOTIABANC INC., as a Lender and as a Lender with a Term Loan Dollar Tranche Commitment and Term Loan Euro Tranche Commitment

By:	/s/ Hardeep Thind
Name:	Hardeep Thind
Title:	Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

THE BANK OF NOVA SCOTIA, TORONTO AGENCY, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Paula Czach
Name:	Paula Czach
Title:	Managing Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

NORDEA BANK FINLAND PLC, acting through its New York and Cayman Islands Branches, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Leena Parker
Name:	Leena Parker
Title:	First Vice President

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Executive Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

RBS CITIZENS, N.A., as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Jonathan H. Sprogell
Name:	Jonathan H. Sprogell
Title:	Senior Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Beth Rue
Name:	Beth Rue
Title:	Director

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

BRANCH BANKING & TRUST COMPANY, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Troy R. Weaver
Name:	Troy R. Weaver
Title:	Senior Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Andrew Bicker
Name:	Andrew Bicker
Title:	Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

HSBC BANK PLC, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Marc Gorton
Name:	Marc Gorton
Title:	Senior Corporate Banking Manager

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

KEYBANK NATIONAL ASSOCIATION, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Marcel Fournier
Name:	Marcel Fournier
Title:	Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

THE NORTHERN TRUST COMPANY, as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Peter J. Hallan
Name:	Peter J. Hallan
Title:	Vice President

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

CHANG HWA COMMERCIAL BANK, LTD., as a Lender and as a Lender with a 2011 Term Loan Tranche Commitment

By:	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	VP & General Manager

Signature Page to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

EXHIBIT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 dated November 21, 2011 (the “Amendment”) in connection with that certain Credit Agreement dated as of September 19, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gardner Denver, Inc., a Delaware corporation, GD First (UK) Limited, a limited company organized under the laws of England and Wales, and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany, the institutions from time to time parties to that certain Credit Agreement as Lenders and JPMorgan Chase Bank, N.A., as a LC Issuer, as the Swing Line Lender and as Agent for the Lenders. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Parent Guaranty, the Subsidiary Guaranty and any other Credit Document executed by it and acknowledges and agrees that such agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of November 21, 2011

[Signature pages follow]

GARDNER DENVER, INC.

		By:	/s/ Michael M. Larsen
		Name:	Michael M. Larsen
		Title:	Vice President and Chief Financial Officer

AIR-RELIEF, INC.		GARDNER DENVER OBERDORFER PUMPS, INC.

By:	/s/ Bradley L. Wideman	By:	/s/ Bradley L. Wideman
Name:	Bradley L. Wideman	Name:	Bradley L. Wideman
Title:	Assistant Secretary	Title:	Assistant Secretary

BEST AIRE, LLC		GARDNER DENVER THOMAS, INC.

By:	/s/ Bradley L. Wideman	By:	/s/ Bradley L. Wideman
Name:	Bradley L. Wideman	Name:	Bradley L. Wideman
Title:	Assistant Secretary	Title:	Assistant Secretary

GARDNER DENVER WATER JETTING SYSTEMS, INC.

		By:	/s/ Bradley L. Wideman
		Name:	Bradley L. Wideman
		Title:	Assistant Secretary

Signature Page to Reaffirmation with respect to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

GARDNER DENVER HOLDINGS INC.		TCM INVESTMENTS, INC.

By:	/s/ Bradley L. Wideman	By:	/s/ Bradley L. Wideman
Name:	Bradley L. Wideman	Name:	Bradley L. Wideman
Title:	Assistant Secretary	Title:	Assistant Secretary

GARDNER DENVER INTERNATIONAL, INC.		THOMAS INDUSTRIES INC.

By:	/s/ Bradley L. Wideman	By:	/s/ Bradley L. Wideman
Name:	Bradley L. Wideman	Name:	Bradley L. Wideman
Title:	Assistant Secretary	Title:	Assistant Secretary

GARDNER DENVER NASH LLC		EMCO WHEATON USA, INC.

By:	/s/ Bradley L. Wideman	By:	/s/ Bradley L. Wideman
Name:	Bradley L. Wideman	Name:	Bradley L. Wideman
Title:	Assistant Secretary	Title:	Assistant Secretary

Signature Page to Reaffirmation with respect to Amendment No. 1

Gardner Denver, Inc. et al

Credit Agreement dated as of September 19, 2008

ANNEX A

SCHEDULE 1(c)

TO

CREDIT AGREEMENT

Additional Tax Restructuring

Robuschi – Tax Restructuring

Step	Description

I. Pre-closing

1	Gardner Denver International, Inc. (“GDII”) and Thomas Industries Inc. (“TII”) form Gardner Denver International Holdings CV (“CV1”; company name to be confirmed). CV1 and TII form Gardner Denver International Finance CV (“CV2”; company name to be confirmed). CV2 forms Gardner Denver Aria Holdings Ltd. (“Ltd. 1”; company name to be confirmed) and Gardner Denver Belgium Finance BVBA (“BVBA”; company name to be confirmed). Ltd. 1 forms GD Italy Holdings Srl (“New Srl”; company name to be confirmed). CV2 contributes the shares of BVBA to Ltd. 1. Ltd. 1 forms Gardner Denver Italy Holdings Srl (“New Srl”; company name to be confirmed).

2	Gardner Denver Industries Ltd. forms Gardner Denver Aria Investments Ltd. (“Ltd. 2”; company name to be confirmed) and contributes approximately 1% of its shares of Gardner Denver Srl (“Old Srl”) to Ltd. 2. Gardner Denver Industries Ltd. sells the remaining approximately 99% of the shares of Old Srl together with the shares of Ltd. 2 to New Srl. Old Srl will acquire the shares of Robuschi SpA at closing.

II. Post-closing

1	CV2 forms a Dutch BV (“New BV”; company name to be confirmed). Gardner Denver Industries Ltd. sells its shares of Gardner Denver Nederland BV (“Old BV”) to New BV. CV2 sells its shares of Ltd. 1 to New BV. New BV contributes its shares of Ltd. 1 to Old BV.

2	Robuschi SpA and its Italian subsidiary Gieffe Systems Srl are merged into Old Srl.

3	Robuschi SpA either sells the shares of its subsidiaries or will have the subsidiaries sell their assets to existing Gardner Denver group companies.

III. Additional Restructuring

1	Gardner Denver, Inc (“GDI”) contributes approximately 6% of its existing 26% investment in GD First (UK) Ltd to TII in exchange for additional shares of TII.

ANNEX B

SCHEDULE 1(d)

TO

CREDIT AGREEMENT

2011 Term Loan Tranche Commitments

Lender	2011 Term Loan Tranche Commitment
JPMorgan Chase Bank, N.A.	$25,000,000
Bank of America, N.A.	$21,500,000
Mizuho Corporate Bank, Ltd.	$17,500,000
U.S. Bank National Association	$17,500,000
PNC Bank, National Association	$16,000,000
The Bank of Nova Scotia, Toronto Agency	$16,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$16,000,000
RBS Citizens, N.A.	$12,000,000
Wells Fargo Bank, National Association	$12,000,000
HSBC Bank USA, National Association	$8,000,000
Branch Banking & Trust Company	$8,000,000
Nordea Bank Finland plc	$8,000,000
KeyBank National Association	$8,000,000
The Northern Trust Company	$8,000,000
HSBC Bank plc	$4,000,000
Chang Hwa Commercial Bank, Ltd.	$2,500,000

Total	$200,000,000